UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	September 11, 2008

CHINA ENERGY CORPORATION (Exact name of registrant as specified in its chapter)

NEVADA	000-52409	98- 0522950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

6130 Elton Avenue, Las Vegas, Nevada		89107
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		1-888-597-8899

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d -2(b))
( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR.240.13e -4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management.

Section 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 11, 2008, Dudley Delapenha and Allan Moore resigned as directors. Both Mr. Delapenha and Mr. Moore resigned as a result of personal reasons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ENERGY CORPORATION

Date :September 11, 2008                                                                                                 By : /s/ WenXiang Ding
                                                                                                                                                     WenXiang Ding,
                                                                                                                                                     President and CEO